Equity	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Equity

17.  Equity

On May 14, 2014, AerCap issued 97,560,976 new ordinary shares and paid $2.4 billion in cash to AIG to successfully complete the ILFC Transaction, pursuant to which AerCap acquired, through a wholly-owned subsidiary, 100% of the common stock of ILFC, a wholly-owned subsidiary of AIG.

In February 2015, our Board of Directors approved a share repurchase program authorizing total repurchases of up to $250 million of AerCap ordinary shares. In May 2015, the Board of Directors authorized an additional $500 million of share repurchases, increasing the total authorization under the program to $750 million.

On June 9, 2015, we completed the Share Repurchase with AIG, at an approximate price per share of $47.77. Consideration for the Share Repurchase consisted of the issuance of the Junior Subordinated Notes to AIG and $250 million of cash on hand. See Note 4—ILFC Transaction. In relation to the Share Repurchase, we incurred $11.2 million of expenses.

In October 2015, our Board of Directors cancelled 9,698,588 ordinary shares which were acquired through the Share Repurchase in accordance with the authorizations obtained from the Company's shareholders.

In February 2016, our Board of Directors approved a share repurchase program authorizing total repurchases of up to $400 million of AerCap ordinary shares through June 30, 2016. See Note 32—Subsequent events.

Movements in AOCI for the years ended December 31, 2015 and 2014 were as follows:

	Net change in fair value of derivatives	Actuarial gain (loss) on pension obligations	Total
Balance as of December 31, 2013	$(4,898)	$(4,992)	$(9,890)
Total other comprehensive income (loss)	4,542	(1,547)	2,995
Balance as of December 31, 2014	$(356)	$(6,539)	$(6,895)
Total other comprehensive income	338	250	588
Balance as of December 31, 2015	$(18)	$(6,289)	$(6,307)